UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018

WESTERN URANIUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ontario, Canada	000-55626	98-1271843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Bay Street, Suite 1400, Toronto, Ontario, Canada	M5H 2S8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 864-2125

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☑  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On July 27, 2017, Western Uranium Corporation (the “Company”) completed the closing of a non-brokered private placement of 2,525,526 units at a price of CAD$0.68 per unit for gross proceeds of CAD$1,717,358. On August 7, 2017, the Company completed a further closing of 1,907,088 units at the same price for gross proceeds of CAD$1,296,820. As a result of these private placements, the Company raised a total of CAD$3,014,178.

Each unit sold consists of one common share of the Company plus one-half common share purchase warrant of the Company. Each whole warrant entitles the holder to purchase one common share of the Company at a price of CAD$1.15 for a period of two years.

The warrants contain a provision that if the Company’s shares trade at or above CAD$2.50 per share for five consecutive trading days, the Company may, at any time after the expiry of the applicable statutory hold period, accelerate the expiration of the warrants upon not less than 30 days’ written notice by the Company.

A total of 43 investors participated in these placements. Only accredited investors (as defined in Rule 501(a) of Regulation D) participated in the placements. Offers and sales were made in private transactions without any general solicitation or advertising. The Company relied on Rule 506(b) of Regulation D for offers and sales of the units to both U.S. and non-U.S. subscribers. Each subscriber confirmed that they were purchasing for their own account for investment and not with a view to distribute the securities purchased.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

On July 30, 2018, the Company issued a press release to announce the closing of its private placement on July 27, 2017. A copy of the press release is included as Exhibit 99.1.

On August 9, 2018, the Company issued a press release to announce the closing of its private placement on August 7, 2018. A copy of the press release is included as Exhibit 99.2.

Exhibit No.	Description

99.1	Press Release dated July 30, 2018

99.2	Press Release dated August 9, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2018	WESTERN URANIUM CORPORATION

	By:	/s/ Robert Klein
Robert Klein Chief Financial Officer

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